Exhibit 99.3
                                 ------------
                Computational Materials and/or ABS Term Sheets

[LOGO OMITTED] COUNTRYWIDE
SECURITIES CORPORATION                                                                                 Computational Materials for
A COUNTRYWIDE CAPITAL MARKETS COMPANY                                       Countrywide Asset-Backed Certificates, Series 2005-AB2
----------------------------------------------------------------------------------------------------------------------------------
                                                1-A Available Funds Rate Schedule (1)
                                                -------------------------------------

-------------------------------------------------------------      -----------------------------------------------------------------
                  Available Funds          Available Funds                              Available Funds           Available Funds
 Period               Rate (%)                 Rate (%)                Period               Rate (%)                  Rate (%)
-------------------------------------------------------------      -----------------------------------------------------------------
                         (2)                      (3)                                           (2)                       (3)
    1                   5.637                   10.000                     41                  8.073                    10.500
    2                   5.638                   10.000                     42                  9.105                    10.500
    3                   5.638                   10.000                     43                  8.813                    10.500
    4                   5.826                   10.000                     44                  8.813                    10.500
    5                   5.639                   10.000                     45                  9.757                    10.935
    6                   5.829                   10.000                     46                  8.813                    10.500
    7                   5.641                   10.000                     47                  9.108                    10.500
    8                   5.642                   10.000                     48                  8.900                    10.929
    9                   6.247                   10.000                     49                  9.197                    11.500
    10                  5.642                   10.000                     50                  8.900                    11.500
    11                  5.831                   10.000                     51                  8.900                    11.500
    12                  5.645                   10.000                     52                  9.197                    11.500
    13                  5.833                   10.000                     53                  8.900                    11.500
    14                  5.645                   10.000                     54                  9.197                    12.147
    15                  5.645                   10.000                     55                  8.901                    11.756
    16                  5.833                   10.000                     56                  8.901                    11.756
    17                  5.645                   10.000                     57                  9.854                    13.017
    18                  5.835                   10.000                     58                  8.901                    11.763
    19                  5.659                   10.000                     59                  9.199                    12.166
    20                  5.693                   10.000                     60                  8.902                    12.171
    21                  6.309                   10.000                     61                  9.199                    12.577
    22                  5.736                   10.000                     62                  8.902                    12.171
    23                  6.072                   10.000                     63                  8.902                    12.171
    24                  6.395                   10.000                     64                  9.199                    12.577
    25                  6.609                   10.000                     65                  8.902                    12.172
    26                  6.398                   10.000                     66                  9.199                    12.578
    27                  6.398                   10.000                     67                  8.902                    12.172
    28                  6.616                   10.000                     68                  8.902                    12.172
    29                  6.459                   10.000                     69                  9.856                    13.476
    30                  7.038                   10.000                     70                  8.902                    12.172
    31                  6.809                   10.000                     71                  9.199                    12.579
    32                  6.809                   10.000                     72                  8.902                    12.173
    33                  7.329                   10.000                     73                  9.199                    12.579
    34                  6.911                   10.000                     74                  8.902                    12.173
    35                  7.218                   10.000                     75                  8.902                    12.173
    36                  8.018                   10.000                     76                  9.199                    12.579
    37                  8.288                   10.500                     77                  8.903                    12.173
    38                  8.022                   10.500            -----------------------------------------------------------------
    39                  8.029                   10.500
    40                  8.312                   10.500
-------------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 3.111%, 6-Month LIBOR stays at 3.530%, the collateral is run at the Pricing Prepayment Speed
(100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing
Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                 33


[LOGO OMITTED] COUNTRYWIDE
SECURITIES CORPORATION                                                                                 Computational Materials for
A COUNTRYWIDE CAPITAL MARKETS COMPANY                                       Countrywide Asset-Backed Certificates, Series 2005-AB2
----------------------------------------------------------------------------------------------------------------------------------
                                                2-A Available Funds Rate Schedule (1)
                                                -------------------------------------

-------------------------------------------------------------      -----------------------------------------------------------------
                  Available Funds          Available Funds                              Available Funds           Available Funds
 Period               Rate (%)                 Rate (%)                Period               Rate (%)                  Rate (%)
-------------------------------------------------------------      -----------------------------------------------------------------
                          (2)                      (3)                                           (2)                       (3)
    1                   5.782                    8.500                     41                  8.208                    10.500
    2                   5.782                    8.500                     42                  9.224                    10.500
    3                   5.782                    8.500                     43                  8.927                    10.500
    4                   5.976                    8.500                     44                  8.927                    10.500
    5                   5.783                    8.500                     45                  9.884                    10.999
    6                   5.977                    8.500                     46                  8.927                    10.500
    7                   5.785                    8.500                     47                  9.230                    10.500
    8                   5.785                    8.500                     48                  9.034                    11.038
    9                   6.405                    8.500                     49                  9.336                    11.500
    10                  5.786                    8.500                     50                  9.034                    11.500
    11                  5.981                    8.500                     51                  9.034                    11.500
    12                  5.789                    8.500                     52                  9.336                    11.500
    13                  5.988                    8.500                     53                  9.034                    11.500
    14                  5.794                    8.500                     54                  9.337                    12.295
    15                  5.794                    8.500                     55                  9.035                    11.899
    16                  5.989                    8.500                     56                  9.035                    11.899
    17                  5.796                    8.500                     57                  10.004                   13.176
    18                  5.992                    8.500                     58                  9.035                    11.907
    19                  5.800                    8.500                     59                  9.337                    12.344
    20                  5.814                    8.500                     60                  9.036                    12.341
    21                  6.443                    8.500                     61                  9.337                    12.753
    22                  5.856                    8.500                     62                  9.036                    12.342
    23                  6.153                    8.500                     63                  9.036                    12.342
    24                  6.454                    8.500                     64                  9.337                    12.753
    25                  6.670                    9.500                     65                  9.036                    12.342
    26                  6.455                    9.500                     66                  9.337                    12.753
    27                  6.455                    9.500                     67                  9.036                    12.342
    28                  6.678                    9.500                     68                  9.036                    12.342
    29                  6.522                    9.500                     69                  10.004                   13.664
    30                  7.108                    9.500                     70                  9.036                    12.342
    31                  6.878                    9.500                     71                  9.337                    12.753
    32                  6.877                    9.500                     72                  9.036                    12.342
    33                  7.365                    9.500                     73                  9.337                    12.753
    34                  6.937                    9.500                     74                  9.036                    12.342
    35                  7.322                    9.500                     75                  9.036                    12.342
    36                  8.106                    9.500                     76                  9.337                    12.753
    37                  8.378                   10.500                     77                  9.036                    12.342
    38                  8.109                   10.500
    39                  8.112                   10.500
    40                  8.397                   10.500

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 3.111%, 6-Month LIBOR stays at 3.530%, the collateral is run at the Pricing Prepayment Speed
(100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing
Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                 33

[LOGO OMITTED] COUNTRYWIDE
SECURITIES CORPORATION                                                                                 Computational Materials for
A COUNTRYWIDE CAPITAL MARKETS COMPANY                                       Countrywide Asset-Backed Certificates, Series 2005-AB2
----------------------------------------------------------------------------------------------------------------------------------
                                               Subs Available Funds Rate Schedule (1)
                                               --------------------------------------

-------------------------------------------------------------      -----------------------------------------------------------------
                  Available Funds          Available Funds                              Available Funds           Available Funds
 Period               Rate (%)                 Rate (%)                Period               Rate (%)                  Rate (%)
-------------------------------------------------------------      -----------------------------------------------------------------
                        (2)                      (3)                                           (2)                       (3)
    1                   5.711                    8.500                     41                  8.142                    10.500
    2                   5.711                    8.500                     42                  9.166                    10.500
    3                   5.711                    8.500                     43                  8.871                    10.500
    4                   5.902                    8.500                     44                  8.871                    10.500
    5                   5.713                    8.500                     45                  9.822                    10.967
    6                   5.904                    8.500                     46                  8.871                    10.500
    7                   5.715                    8.500                     47                  9.170                    10.500
    8                   5.715                    8.500                     48                  8.968                    10.984
    9                   6.327                    8.500                     49                  9.268                    11.500
    10                  5.716                    8.500                     50                  8.969                    11.500
    11                  5.908                    8.500                     51                  8.969                    11.500
    12                  5.718                    8.500                     52                  9.268                    11.500
    13                  5.912                    8.500                     53                  8.969                    11.500
    14                  5.721                    8.500                     54                  9.268                    12.222
    15                  5.721                    8.500                     55                  8.969                    11.829
    16                  5.912                    8.500                     56                  8.969                    11.829
    17                  5.722                    8.500                     57                  9.930                    13.098
    18                  5.915                    8.500                     58                  8.969                    11.836
    19                  5.731                    8.500                     59                  9.269                    12.257
    20                  5.754                    8.500                     60                  8.970                    12.258
    21                  6.377                    8.500                     61                  9.269                    12.667
    22                  5.797                    8.500                     62                  8.970                    12.258
    23                  6.114                    8.500                     63                  8.970                    12.258
    24                  6.425                    8.500                     64                  9.269                    12.667
    25                  6.640                    9.500                     65                  8.970                    12.259
    26                  6.427                    9.500                     66                  9.269                    12.667
    27                  6.428                    9.500                     67                  8.970                    12.259
    28                  6.648                    9.500                     68                  8.970                    12.259
    29                  6.491                    9.500                     69                  9.932                    13.572
    30                  7.074                    9.500                     70                  8.970                    12.259
    31                  6.844                    9.500                     71                  9.269                    12.668
    32                  6.844                    9.500                     72                  8.971                    12.259
    33                  7.348                    9.500                     73                  9.270                    12.668
    34                  6.925                    9.500                     74                  8.971                    12.259
    35                  7.271                    9.500                     75                  8.971                    12.259
    36                  8.063                    9.500                     76                  9.270                    12.668
    37                  8.334                   10.500                     77                  8.971                    12.259
    38                  8.066                   10.500             -----------------------------------------------------------------
    39                  8.071                   10.500
    40                  8.356                   10.500
-------------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 3.111%, 6-Month LIBOR stays at 3.530%, the collateral is run at the Pricing Prepayment Speed
(100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing
Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                 33
